UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

EMC METALS CORP.

(Exact name of registrant as specified in its charter)

000-54416

(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431

(Address of principal executive offices)(Zip Code)

(775) 355-9500

Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 14, 2014, the Registrant issued a news release announcing the results of a preliminary economic assessment (PEA) on the Registrant’s 100% owned Nyngan Scandium Project in Australia. The PEA, entitled, NI 43-101F1 Technical Report on the Feasibility of the Nyngan Scandium Project, prepared by the engineering firm of Larpro Pty Ltd, of Brisbane, Australia, and supported by Mining One of Melbourne, Australia and Rangott Mineral Exploration Pty Ltd of Orange, Australia, confirms the technical and economic potential of the Nyngan Scandium Project. The PEA has been independently prepared as a technical report on the standards prescribed under Canadian National Instrument 43-101F1 Technical Report.

A copy of the news release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the news release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Note that the news release uses the terms "measured and indicated resources" which are defined by the Canadian Institute of Mining, Metallurgy and Petroleum, and are required to be disclosed in accordance with Canadian National Instrument 43-101. The disclosure standards in the U.S. Securities and Exchange Commission’s (SEC) Industry Guide 7 normally do not recognize information concerning these terms or other descriptions of the amount of mineralization in mineral deposits that do not constitute “reserves” by U.S. standards in documents filed with the SEC. Under U.S. standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in-place tonnage and grade without reference to unit measures. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information presented by companies using only U.S. standards in their public disclosure.

Item 9.01 Financial Statements and Exhibits.

The following Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1 News release dated October 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC Metals Corp.
Date	October 14, 2014	(Registrant)
/s/ Edward Dickinson
Edward Dickinson, CFO